FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-41913

GABELLI EQUITY SERIES FUNDS, INC.

Supplement dated April 7, 2017

to

Prospectus dated January 27, 2017, as amended March 7, 2017

This supplement amends certain information in the Prospectus (the “Prospectus”), dated January 27, 2017, as amended March 7, 2017, of Gabelli Equity Series Funds, Inc. (the “Company”). Unless otherwise indicated, all other information included in the Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Effective April 10, 2017, Class C shares of The Gabelli Small Cap Growth Fund and The Gabelli Equity Income Fund (each a “Fund” and, collectively, the “Funds”) held by Merrill Lynch customers will be converted into Class A shares of the applicable Fund after they have been held for ten years. The initial conversion of existing Class C shares held by Merrill Lynch customers meeting this standard will occur on May 26, 2017.

In addition, effective April 10, 2017, investors purchasing shares of either Fund through a Merrill Lynch platform or account will be eligible only for the load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts described below, which may differ from those disclosed elsewhere in the Company’s Prospectus with respect to the Funds or any other funds that are series of the Company.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch for the Funds

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Fund Complex)

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10 year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Company, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus

•	Shares purchased from the proceeds of redemptions within the Fund Complex, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares Available at Merrill Lynch for the Funds

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based accounts or platforms (applicable to A and C shares only)

Front-End Load Discounts Available at Merrill Lynch for the Funds:

Rights of Accumulation & Letters of Intent

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund Complex assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Fund Complex assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Fund Complex, through Merrill Lynch, over a 13 month period of time (if applicable)

In order to receive the applicable Merrill Lynch reductions or waivers investors will have to purchase Fund shares through Merrill Lynch or directly from the Fund if the Fund offers such reductions or waivers. Merrill Lynch’s specific sales charge waivers and/or discounts are implemented and solely administered by Merrill Lynch. Please contact Merrill Lynch to ensure that you understand the steps that you must take to qualify for available waivers and discounts.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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